Exhibit 10.1



               FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT



     This First Amendment to Loan and Security Agreement (the "Amendment")

dated as of May 31, 1996 by and between United Jersey Bank, a state banking association organized and existing under the laws of the State of New

Jersey (the "Lender") with an office at 210 Main Street, Hackensack, New

Jersey 07602 and Sel-Leb Marketing, Inc., a New York corporation

("Borrower") having a principal place of business located at 1435 51st

Street, North Bergen, New Jersey 07047.

     WHEREAS, on November 6, 1995, the Lender provided a certain credit facility (the "Loan") to Borrower pursuant to the terms and conditions of a certain Loan and Security Agreement dated as of November 6, 1995 (the "Loan

Agreement") as evidenced by a certain Line of Credit Note dated November 6,

1995 in the principal amount of Two Million ($2,000,000.00) Dollars (the

"Note");

     WHEREAS, the Borrower has requested that the Lender extend the Line of

Credit Loan Termination Date; and

     WHEREAS, the Lender is willing to extend the Line of Credit Loan

Termination Date subject to the terms and conditions set forth within this

Amendment.

     NOW, THEREFORE, in consideration of the recitals and the mutual covenants contained herein, the parties hereto agree as follows:



     1.   All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them pursuant to the Loan

Agreement and the Note. Notwithstanding anything to the contrary contained in either the Loan Agreement or the Note, the terms of this Amendment shall control.

     2.   Section 1.1(y) of the Loan Agreement is hereby stricken and replaced with the following:

          "(y) "Line of Credit Loan Termination Date" shall mean May 31,

                1997."

     3.   The reference to the "Line of Credit Note" in Section 1.1(aa) of the Loan Agreement shall be deemed to refer to the Note as modified by that certain First Modification of Line of Credit Note attached hereto as

Exhibit A and by this reference made a part hereof as if fully set forth herein.

     4.   The reference to "Loan Documents" in Section 1.1(bb) of the Loan

Agreement shall be deemed to include the Amendment and the First

Modification of Line of Credit Note.

     5.   The Borrower acknowledges and agrees that: (a) as of the date hereof the unpaid principal balance of the Note is Two Hundred Seventy Five

Thousand ($275,000.00) Dollars; (b) the obligation of the Borrower to repay the Note is absolute and unconditional and is not subject to any defense,

counterclaim, set-off, right of recoupment, abatement or other claim or determination, and (c) the Note is and shall be governed by the terms  and provisions of the Loan Agreement, and as set forth in this Amendment.

     6.   The Lender and the Borrower hereby agree and consent to the terms and provisions of this Amendment and the transactions contemplated hereby.

     7.   The Borrower shall pay all of the Lender's reasonable costs and expenses incurred in connection with the preparation,





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


execution and delivery of this Amendment, including, without limitation,

reasonable legal fees and disbursements of Lender's counsel.

     8.   Except as expressly otherwise provided herein, the terms of the

Loan Agreement shall remain in full force and effect and are incorporated herein by reference.  In the event of a conflict between the terms of this

Amendment and the Loan Agreement, the terms of this Amendment shall control.

     9.   The Borrower acknowledges that the Lender has no obligation to make any further amendments to the Loan Agreement or any other agreement executed in connection therewith, including but not limited to this

Amendment and the Note.

     10.  This Amendment shall be construed in accordance with, and shall be governed by, the laws of the State of New Jersey.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Loan and Security Agreement to be executed by their proper and duly authorized officers as of the date first set forth above.



                                            UNITED JERSEY BANK

                                   By:  /s/ Richard Mady
                                   ---------------------------------------------
                                           Richard Mady, Vice President

ATTEST.                                    SEL-LEB MARKETING, INC.



 /s/ JORGE LAZARO                  By:  /s/ Jan Mirsky,
 ------------------------          ---------------------------------------------
JORGE LAZARO, Secretary                    Jan Mirsky, Executive Vice President
                                              of Finance


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


                                     EXHIBIT A
                                    ---------

                    FIRST MODIFICATION OF LINE OF CREDIT NOTE
                    -----------------------------------------



     This First Modification of Line of Credit Note ("Modification") dated as of the 31st day of May, 1996 by and between UNITED JERSEY BANK, a state banking association (the "Lender") with an office at 210 Main Street,

Hackensack, New Jersey 08602 and SEL-LEB MARKETING, INC., a New York

corporation ("Borrower") having a principal place of business located at

1435 51st Street, North Bergen, New Jersey, 07047.

     WHEREAS, on November 6, 1995, the Lender provided a certain credit facility (the "Loan") to Borrower pursuant to the terms and conditions of a certain Loan and Security Agreement dated as of November 6, 1995 (the

"Loan Agreement") as evidenced by a certain Line of Credit Note dated

November 6, 1995 in the principal amount of Two Million ($2,000,000.00)

Dollars (the "Note");

     WHEREAS, pursuant to the terms and conditions of the Loan Agreement and the Note, the entire balance of all principal and interest under the

Loan becomes due and payable on May 31, 1996;

     WHEREAS, the Borrower has requested that the Lender extend the maturity of the Loan; and

     WHEREAS, in accordance with the terms of the Loan Agreement, the

Borrower and Lender have agreed to modify and change certain terms,

conditions and provisions of the Note.

     NOW, THEREFORE, in consideration of the recitals and the mutual covenants contained herein, the parties hereto agree as follows:

     1.   Subsection 3(b) of the Note shall be stricken and replaced with the following:


          "(b) Payor shall make a final payment of the entire unpaid principal balance and all accrued interest under this Note and all other costs, expenses and charges of any nature whatsoever due or assessable hereunder on May 31, 1997."


     2.   The Note, and all the terms, provisions and conditions therein,

is hereby ratified and restated in its entirety and shall remain in full force and effect, except as modified by this Modification, and in the event of any inconsistency between the Note and the Note as modified by this

Modification, then the Note as modified by this Modification shall govern.

     3.   From and as of the date hereof, the Note shall be deemed to refer to the Note, as modified by this Modification.

     4.   This modification shall be construed in accordance with, and shall be governed by, the laws of the State of New Jersey.

     5.   This Modification shall be binding upon Lender and Borrower and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this First

Modification of Line of Credit Note as of the day and year first above written.


                                            UNITED JERSEY BANK

                                   By:  /s/Richard Mady
                                   ------------------------------------
                                           Richard Mady, Vice President

ATTEST.                                    SEL-LEB MARKETING, INC.



 /s/ JORGE LAZARO                    By:  /s/Jan Mirsky,
 ------------------------          ----------------------------------
JORGE LAZARO, Secretary               Jan Mirsky, Executive Vice
                                             President of Finance


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